Exhibit 10.23

FORM OF

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (this “Agreement”), dated as of             , 2013, among Norcraft Companies, Inc., a Delaware corporation (the “Corporation”), SKM Norcraft Corp., Trimaran Cabinet Corp. and the holders of LLC Units (as defined herein) from time to time party hereto.

WHEREAS, the parties hereto desire to provide for the exchange of LLC Units for shares of Common Stock (as defined herein) or for cash, on the terms and subject to the conditions set forth herein; and

WHEREAS, the parties intend that an Exchange (as defined herein) consummated hereunder be treated for U.S. federal income tax purposes, to the extent permitted by law, as a taxable sale of the applicable LLC Units to the Corporation;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

SECTION 1.1. Definitions

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Cash Exchange Payment” means an amount in cash equal to the product of (x) the number of LLC Units Exchanged and (y) the average of the daily VWAP of a share of Common Stock for the 15 Trading Days immediately prior to (A) in the case of a Voluntary Exchange, the date of delivery of the relevant Exchange Notice, (B) in the case of a Mandatory Exchange in connection with a Change in Control, the date of the consummation of the Change in Control (and, in the case of a Change in Control described in (i), (ii) or (iii) of the definition of Change in Control set forth in Section 1.1 of this Agreement, the date of the consummation of the transaction approved thereby) or (C) in the case of a Mandatory Exchange in connection with the termination of a Terminated Employee-Member (as defined below), the date of the consummation of the termination of employment; provided that in calculating such average, (i) the VWAP for any Trading Day during the 15 Trading Day period prior to the ex-date of any extraordinary distributions made on the Common Stock during the 15 Trading Day period shall be reduced by the value of such distribution per share of Common Stock, and (ii) the VWAP for any Trading Day during the 15 Trading Day period prior to the date of a subdivision or combination, by reverse split, dividend reclassification, recapitalization or otherwise, of Common Stock during the 15 Trading Day period shall automatically be adjusted in inverse proportion to such subdivision or combination.

A “Change in Control” shall be deemed to have occurred if or upon:

(i) the stockholders of the Corporation approve the sale, lease or transfer, in one or a series of related transactions, of all or substantially all of the Corporation’s assets (determined on a consolidated basis) to any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) other than to any subsidiary of the Corporation; provided, that, for clarity and notwithstanding anything to the contrary, neither the approval of nor consummation of a transaction treated for U.S. federal income tax purposes as a liquidation into the Corporation of its wholly-owned Subsidiaries or merger of such entities into one another or the Corporation will constitute a “Change in Control”;

(ii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other person, other than a merger or consolidation which would result in the Voting Securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 50.1% of the total voting power represented by the Voting Securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation;

(iii) the stockholders of the Corporation approve the adoption of a plan the consummation of which would result in the liquidation or dissolution of the Corporation;

(iv) the acquisition, directly or indirectly, by any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) (other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation; (b) a corporation or other entity owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation; (c) SKM Equity Fund III, L.P. and its Affiliates ((a) through (c) collectively are referred to herein as “Exempt Persons”)) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of more than 50.01% of the aggregate voting power of the Voting Securities of the Corporation; or

(v) during any 12 month period, individuals who at the beginning of such period composed the Board of Directors of the Corporation (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Corporation was approved by a vote of 66 2/3% of the directors of the Corporation then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Corporation then in office.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the common stock, par value $0.01 per share, of the Corporation.

“Corporation” has the meaning set forth in the Recitals hereto.

“Exchange” has the meaning set forth in Section 2.1(a)(ii) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Notice” means a written election of Exchange substantially in the form of Exhibit A, duly executed by the exchanging LLC Unitholder.

“Exchange Rate” means the number of shares of Common Stock for which an LLC Unit is entitled to be Exchanged. On the date of this Agreement, the Exchange Rate shall be 1 for 1, subject to adjustment pursuant to Section 2.2 of this Agreement.

“Governmental Entity” means the United States of America or any other nation, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government, including any court, in each case, having jurisdiction over Norcraft LLC or any of its Subsidiaries or any of the property or other assets of Norcraft LLC or any of its subsidiaries.

“IPO” has the meaning set forth in Section 2.1(a)(i) of this Agreement.

“LLC Unit” means (i) each Common Unit (as such term is defined in the Norcraft LLC Agreement) issued as of the date hereof and (ii) each Common Unit or other interest in Norcraft LLC that may be issued by Norcraft LLC in the future that is designated by the Corporation as an “LLC Unit”.

“LLC Unitholder” means each holder of one or more LLC Units that may from time to time be a party to this Agreement.

“Mandatory Exchange” has the meaning set forth in Section 2.1(a)(ii) of this Agreement.

“Norcraft LLC” means Norcraft Companies LLC, a Delaware limited liability company, and any successor thereto.

“Norcraft LLC Agreement” means the Limited Liability Agreement of Norcraft LLC, dated on or about the date hereof, as such agreement may be amended from time to time.

“Person” means an individual, a partnership (including a limited partnership), a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, association or other entity or Governmental Entity.

“Registration Rights Agreement” means the registration rights agreement by and among the Corporation and the parties named therein, dated as of              , 2013.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiaries” means, with respect to any Person, any corporation, limited liability company, partnership, association or business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Peron or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall control the management of any such limited liability company, partnership, association or other business entity. For purposes hereof, references to a “Subsidiary” of any Person shall be given effect only at such times that such Person has one or more Subsidiaries and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Company.

“Unvested Common Units” has the meaning given to such term in the Norcraft LLC Agreement.

“Voluntary Exchange” has the meaning set forth in Section 2(a)(i) of this Agreement.

“Voting Securities” shall mean any securities of the Corporation which are entitled to vote generally in matters submitted for a vote of the Corporation’s stockholders or generally in the election of the Corporation’s board of directors.

“VWAP” means the daily per share volume-weighted average price of the Common Stock as displayed under the heading Bloomberg VWAP on the Bloomberg page designated for the Common Stock (or its equivalent successor if such page is not available) in respect of the period from the open of trading on such day until the close of trading on such day (or if such volume-weighted average price is unavailable, (x) the per share volume-weighted average price of such Common Stock on such day (determined without regard to afterhours trading or any other trading outside the regular trading session or trading hours), or (y) if such determination is not feasible, the market price per share of Common Stock, in either case as determined by a nationally recognized independent investment banking firm retained for this purpose by the Corporation).

ARTICLE II

SECTION 2.1. Exchange of LLC Units for Common Stock.

(a) (i) Voluntary Exchange. From and after the first anniversary of the date of the closing of the initial public offering and sale of Common Stock (as contemplated by the Corporation’s Registration Statement on Form S-1 (File No. 333-191607) (the “IPO”), in the event that any LLC Unitholder wishes to effect an exchange pursuant to this Section 2.1(a)(i) with respect to any of its LLC Units (other than Unvested Common Units), such LLC Unitholder shall (A) deliver to Norcraft LLC an Exchange Notice and (B) surrender such LLC Units (other than Unvested Common Units) to the Corporation (in each case, free and clear of all liens, encumbrances, rights of first refusal and the like) in consideration for, at the option of the Corporation, either: (x) a Cash Exchange Payment calculated with respect to such surrendered LLC Units by the Corporation, payable in accordance with the instructions provided in the Exchange Notice or (y) the issuance by the Corporation to such LLC Unitholder a number of shares of Common Stock that is equal to the product of the number of LLC Units surrendered multiplied by the Exchange Rate (any exchange pursuant to (x) or (y), a “Voluntary Exchange”); provided, that any such exchange pursuant to this Section 2.1(a)(i) is for a minimum of the lesser of 1,000 LLC Units or all of the LLC Units (other than Unvested Common Units) held by such LLC Unitholder.

(ii) Mandatory Exchange. Notwithstanding any other provision of this Agreement, upon the occurrence of any Change in Control, all LLC Units shall be automatically surrendered to the Corporation (in each case, free and clear of all liens, encumbrances, rights of first refusal and the like), and in consideration for such surrender to be delivered on the consummation of such Change in Control (and, in the case of a Change in Control described in (i), (ii) or (iii) of the definition of Change in Control set forth in Section 1.1 of this Agreement, the surrender and delivery of consideration shall be contingent upon the consummation of the transaction approved thereby), the Corporation shall provide, at its option and upon the terms and subject to the conditions hereof, either: (x) a Cash Exchange Payment calculated with respect to such surrendered LLC Units by the Corporation or (y) the issuance by the Corporation to such LLC Unitholder a number of shares of Common Stock that is equal to the product of the number of LLC Units surrendered multiplied by the Exchange Rate. In addition, in the case of a holder of LLC Units who is an employee of, or who provides services to or on behalf of, the Company or an Affiliate thereof, upon the termination of employment or the performance of services of such LLC Unitholder for any reason (a “Terminated Employee-Member”), upon notice from the Corporation, delivered at the Corporation’s option, each vested LLC Unit held by such Terminated Employee-Member at the time of termination shall be automatically surrendered to the Corporation (in each case, free and clear of all liens, encumbrances, rights of first refusal and the like) in consideration for such surrender to be delivered within three (3) business days following such termination, at the option of the Corporation, either: (x) a Cash Exchange Payment calculated with respect to such surrendered Common Units by the Corporation or (y) the issuance by the Corporation to such holder of Common Units a number of shares of Common Stock that is equal to the product of the number of Common Units surrendered multiplied by the Exchange Rate. (Any exchange described in this Section 2.1(a)(ii), a “Mandatory Exchange” and, such a Mandatory Exchange or a Voluntary Exchange, an “Exchange”). Each Unvested Common Unit held by such Terminated Employee-Member shall be automatically cancelled.

(b) The shares of Common Stock issued upon an Exchange shall bear a legend in substantially the following form:

THE TRANSFER OF THESE SECURITIES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE SOLD OR TRANSFERRED OTHER THAN IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (OR OTHER APPLICABLE LAW), OR AN EXEMPTION THEREFROM.

(c) If (i) any shares of Common Stock may be sold pursuant to a registration statement that has been declared effective by the Securities and Exchange Commission, (ii) all of the applicable conditions of Rule 144 are met, or (iii) if an LLC Unitholder otherwise requests removal of the legend, the Corporation, upon the written request of the LLC Unitholder thereof and, in the case of clauses (ii) and (iii), receipt of an opinion of counsel to such LLC Unitholder reasonably acceptable to the Corporation, shall take all necessary action promptly to remove such legend (in the case of clause (i), with respect to any such shares) and, if the shares of Common Stock are certificated, issue to such LLC Unitholder new certificates evidencing such shares of Common Stock without the legend.

(d) If the Corporation elects to issue Common Stock in a Voluntary Exchange pursuant to Section 2.1(a)(i) above, as promptly as practicable following the delivery of the Exchange Notice, and in any event within three (3) business days, the Corporation shall deliver or cause to be delivered at the offices of the then-acting registrar and transfer agent of the Common Stock or, if there is no then-acting registrar and transfer agent of the Common Stock, at the principal executive offices of the Corporation, the number of shares of Common Stock deliverable upon such Exchange, registered in the name of the relevant exchanging LLC Unitholder. To the extent the Common Stock is settled through the facilities of The Depository Trust Company, the Corporation will, subject to Section 2.1(e) below, upon the written instruction of an exchanging LLC Unitholder, use its reasonable best efforts to deliver the shares of Common Stock deliverable to such exchanging LLC Unitholder, through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such exchanging LLC Unitholder.

(e) The Corporation and each exchanging LLC Unitholder shall bear their own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that the Corporation shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Common Stock are to be delivered in a name other than that of the LLC Unitholder that requested the Exchange, then such LLC Unitholder and/or the person in whose name such shares are to be delivered shall pay to the Corporation the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of the Corporation that such tax has been paid or is not payable.

(f) Notwithstanding anything to the contrary herein, if the Board of Directors of the Corporation, after consultation with its outside legal counsel and tax advisor, shall determine in good faith that Norcraft LLC (and interests in Norcraft LLC) do not (or are not reasonably expected to) for any taxable year meet the requirements of Treasury Regulation Section 1.7704-1(h), the Corporation may impose such restrictions on Exchanges for such taxable year as the Corporation may reasonably determine to be necessary or advisable so that Norcraft LLC is not subject to any material risk that it may treated as a “publicly traded partnership” under Section 7704 of the Code.

(g) For the avoidance of doubt, and notwithstanding anything to the contrary herein, an LLC Unitholder shall not be entitled to a Voluntary Exchange to the extent the Corporation reasonably determines in good faith that such Exchange (i) would be prohibited by law or regulation or (ii) would not be permitted under any other agreement with the Corporation or its subsidiaries to which such LLC Unitholder is then subject (including the Norcraft LLC Agreement) or any written policies of the Corporation relating to insider trading then applicable to such LLC Unitholder. For avoidance of doubt, no Exchange shall be deemed to be prohibited by any law or regulation pertaining to the registration of securities if such securities have been so registered or if any exemption from such registration requirements is reasonably available.

(h) The Corporation and any applicable withholding agent shall be entitled to deduct and withhold from any amounts required to be paid or delivered under this Agreement any amounts required by applicable law to be withheld. To the extent that amounts are so deducted or withheld by the Corporation or other applicable withholding agent, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made.

SECTION 2.2. Adjustment.

(a) The Exchange Rate shall be adjusted accordingly if there is: (a) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the LLC Units that is not accompanied by an identical subdivision or combination of the Common Stock; or (b) any subdivision (by any stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Common Stock that is not accompanied by an identical subdivision or combination of the LLC Units. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Common Stock are converted or changed into another security, securities or other property, then upon any subsequent Exchange, an exchanging LLC Unitholder shall be entitled to receive the amount of such security, securities or other property that such exchanging LLC Unitholder would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. For the avoidance of doubt, if there is any reclassification, reorganization, recapitalization or other similar transaction in which the Common Stock are converted or changed into another security, securities or other property, this Section 2.2 shall continue to be applicable, mutatis mutandis, with respect to such security or other property. This Agreement shall apply to the LLC Units held by the LLC Unitholders as of the date hereof, as well as any LLC Units hereafter acquired by a LLC Unitholder. This Agreement shall apply to, mutatis mutandis, and all references to “LLC Units” shall be deemed to include, any security, securities or other property of Norcraft LLC which may be issued in respect of, in exchange for or in substitution of LLC Units by reason of any distribution or dividend, split, reverse split, combination, reclassification, reorganization, recapitalization, merger, exchange (other than an Exchange) or other transaction.

SECTION 2.3. Common Stock to be Issued.

(a) The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issuance upon an Exchange, such number of shares of Common Stock as may be deliverable upon any such Exchange; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of any such Exchange by delivery of purchased shares of Common Stock (which may or may not be held in the treasury of the Corporation or any subsidiary thereof) or cash.

(b) Subject to the terms of the Registration Rights Agreement, the Corporation covenants and agrees to deliver shares of Common Stock, if requested, pursuant to an effective registration statement under the Securities Act with respect to any Exchange to the extent that a registration statement is effective and available for such shares. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, the rights of any LLC Unitholders shall be as set forth in the Registration Rights Agreement.

(c) If any Takeover Law or other similar law or regulation becomes or is deemed to become applicable to this Agreement or any of the transactions contemplated hereby, the Corporation shall use its reasonable best efforts to render such law or regulation inapplicable to all of the foregoing.

(d) The Corporation covenants that all Common Stock issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable and not subject to any preemptive right of stockholders of the Corporation or to any right of first refusal or other right in favor of any person or entity.

ARTICLE III

SECTION 3.1. Representations and Warranties of the Corporation. The Corporation represents and warrants that (i) it is a corporation duly incorporated and is existing in good standing under the laws of the State of Delaware, (ii) it has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and to issue the Common Stock in accordance with the terms hereof, (iii) the execution and delivery of this Agreement by the Corporation and the consummation by it of the transactions contemplated hereby (including the issuance of the Common Stock) have been duly authorized by all necessary corporate action on the part of the Corporation, including but not limited to all actions necessary to ensure that the acquisition of shares Common Stock pursuant to the transactions contemplated hereby, to the fullest extent of the Corporation’s Board of Directors’ power and authority and to the extent permitted by law, shall not be subject to any “moratorium,” “control share acquisition,” “business combination,” “fair price” or other form of anti-takeover laws and regulations of any jurisdiction that may purport to be applicable to this Agreement or the transactions contemplated hereby (collectively, “Takeover Laws”) and (iv) this Agreement constitutes a legal, valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

SECTION 3.2. Representations and Warranties of the LLC Unitholders. Each LLC Unitholder, severally and not jointly, represents and warrants that (i) if it is not a natural person, that it is duly incorporated or formed and, the extent such concept exists in its jurisdiction of organization, is in good standing under the laws of such jurisdiction, (ii) it has all requisite legal capacity and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby, (iii) if it is not a natural person, the execution and delivery of this Agreement by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or other entity action on the part of such LLC Unitholder and (iv) this Agreement constitutes a legal, valid and binding obligation of such LLC Unitholder enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

ARTICLE IV

SECTION 4.1. Addresses and Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 4.1):

(a) If to the Corporation, to:

Norcraft Companies, Inc.

3020 Denmark Avenue

Suite 100

Eagan, MN 55121

Attention: Chief Financial Officer

Fax: (651) 234-3315

Electronic Mail: leigh.ginter@norcraftcompanies.com

(b) If to any LLC Unitholder, to the address and other contact information set forth in the records of Norcraft LLC from time to time.

SECTION 4.2. Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

SECTION 4.3. Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.

SECTION 4.4. Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

SECTION 4.5. Terms Generally. In this Agreement, unless otherwise specified or where the context otherwise requires:

(a) the headings of particular provisions of this Agreement are inserted for convenience only and will not be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement;

(b) words importing any gender shall include other genders;

(c) words importing the singular only shall include the plural and vice versa;

(d) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation;”

(e) the words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement;

(f) references to “Exhibits” or “Sections” shall be to Exhibits or Sections of or to this Agreement;

(g) references to any Person include the successors and permitted assigns of such Person;

(h) the use of the words “or,” “either” and “any” shall not be exclusive;

(i) references to “$” or “dollars” means the lawful currency of the United States of America;

(j) references to any agreement, or contract, unless otherwise stated, are to such agreement, or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; and

(k) the parties hereto have participated collectively in the negotiation and drafting of this Agreement; accordingly, in the event an ambiguity or question of intent or interpretation arises, it is the intention of the parties that this Agreement shall be construed as if drafted collectively by the parties hereto, and that no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provisions of this Agreement.

SECTION 4.6. Amendment. The provisions of this Agreement may be amended only by the affirmative vote or written consent of each of (i) the Corporation and (ii) LLC Unitholders holding at least a majority of the then outstanding LLC Units (excluding LLC Units held by the Corporation).

SECTION 4.7. Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

SECTION 4.8. Submission to Jurisdiction; Waiver of Jury Trial.

(a) (1) EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE JURISDICTION OF COURTS LOCATED IN DELAWARE FOR THE PURPOSE OF ANY JUDICIAL PROCEEDING BROUGHT IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 4.8, OR ANY JUDICIAL PROCEEDING ANCILLARY TO AN ARBITRATION OR CONTEMPLATED ARBITRATION ARISING OUT OF OR RELATING TO OR CONCERNING THIS AGREEMENT. Such ancillary judicial proceedings include any suit, action or proceeding to compel arbitration, to obtain temporary or preliminary judicial relief in aid of arbitration, or to confirm an arbitration award. The parties acknowledge that each party designated by this paragraph (a) has a reasonable relation to this Agreement, and to the parties’ relationship with one another.

(i) The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such ancillary suit, action or proceeding brought in any court referred to in the preceding paragraph of this Section 4.8 and such parties agree not to plead or claim the same.

SECTION 4.9. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or by e-mail delivery of a “.pdf” format data file) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, by e-mail delivery of a “.pdf” format data file or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 4.9.

SECTION 4.10. Tax Treatment. This Agreement shall be treated as part of the Norcraft LLC Agreement as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. Except as otherwise required by applicable law: (a) the parties shall report an Exchange consummated hereunder as a taxable sale of the applicable LLC Units by an LLC Unitholder to the Corporation; and (b) no party shall take a contrary position on any tax return.

SECTION 4.11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

SECTION 4.12. Independent Nature of LLC Unitholders’ Rights and Obligations. The obligations of each LLC Unitholder hereunder are several and not joint with the obligations of any other LLC Unitholder, and no LLC Unitholder shall be responsible in any way for the performance of the obligations of any other LLC Unitholder under hereunder. The decision of each LLC Unitholder to enter into to this Agreement has been made by such LLC Unitholder independently of any other LLC Unitholder. Nothing contained herein, and no action taken by any LLC Unitholder pursuant hereto, shall be deemed to constitute the LLC Unitholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the LLC Unitholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and the Corporation acknowledges that the LLC Unitholders are not acting in concert or as a group, and the Corporation will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.

SECTION 4.13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

NORCRAFT COMPANIES, INC.

By:
	Name:	Mark Buller
	Title:	Chief Executive Officer

[Signature Page to Exchange Agreement]

SKM NORCRAFT CORP.

By:
Name:
Title:

[Signature Page to Exchange Agreement]

TRIMARAN CABINET CORP.

By:
Name:
Title:

[Signature Page to Exchange Agreement]

HOLDERS OF LLC UNITS:

Mark Buller

Herb Buller

Erna Buller

Philip Buller

James Buller

David Buller

[Signature Page to Exchange Agreement]

HOLDERS OF LLC UNITS:

Albert Loewen

Cathie Austen

Chris Reynolds

Clement Michaud

Clyde Clement

Daren Drewlo

David Wylie

Doug Broberg

Eric Tanquist

Grant Fisher

[Signature Page to Exchange Agreement]

Jack Laninga

Jason Flagstad

John Coady

John Loucks

John Swedeen

Justin Wanninger

Kevin Andersen

Kurt Wanninger

Larry Pingston

Leigh Ginter

[Signature Page to Exchange Agreement]

Mark Clements

Mark Pyle

Monte Young

Norman Krogh

Paul Maassen

Pete Bendix

Robert Kerr

Rodney Brewer

Ron Carr

Tim Jordan

[Signature Page to Exchange Agreement]

Wayne Steinhauer

William Darragh

[Signature Page to Exchange Agreement]

Andrew Quacinella, IRA:

Andrew Quacinella

Trustee

Anthony Zellars, IRA:

Anthony Zellars

Trustee

Brian Robinson, IRA:

Brian Robinson

Trustee

Chuck Schleifer, IRA:

Chuck Schleifer

Trustee

[Signature Page to Exchange Agreement]

David Littlefield, IRA:

David Littlefield

Trustee

Eric Tanquist, IRA:

Eric Tanquist

Trustee

James A. Mullen, IRA:

James A. Mullen

Trustee

Jeff Lukes, IRA:

Jeff Lukes

Trustee

[Signature Page to Exchange Agreement]

Jerry Riley, IRA:

Jerry Riley

Trustee

John Loucks, IRA:

John Loucks

Trustee

John Swedeen, IRA:

John Swedeen

Trustee

Kevin Andersen, IRA:

Kevin Andersen

Trustee

[Signature Page to Exchange Agreement]

Kurt Wanninger, IRA:

Kurt Wanninger

Trustee

Larry Pingston, IRA:

Larry Pingston

Trustee

Monte Young, IRA:

Monte Young

Trustee

Norman Krogh, IRA:

Norman Krogh

Trustee

[Signature Page to Exchange Agreement]

Paul Maassen, IRA:

Paul Maassen

Trustee

Pete Bendix, IRA:

Pete Bendix

Trustee

Raymond E. Waite, IRA:

Raymond E. Waite

Trustee

Reggie Graham, IRA:

Reggie Graham

Trustee

[Signature Page to Exchange Agreement]

Robert Kerr, IRA:

Robert Kerr

Trustee

Rodney Brewer, IRA:

Rodney Brewer

Trustee

Rodney Heibult, IRA:

Rodney Heibult

Trustee

Ron Carr, IRA:

Ron Carr

Trustee

[Signature Page to Exchange Agreement]

Ronald J. Adams, IRA:

Ronald J. Adams

Trustee

Simon Solomon, IRA:

Simon Solomon

Trustee

Steve Woolard, IRA:

Steve Woolard

Trustee

Carl Bohn Family Trust

By:
Name:
Title:

[Signature Page to Exchange Agreement]

EXHIBIT A

[FORM OF]

EXCHANGE NOTICE

Norcraft Companies, Inc.

3020 Denmark Avenue

Suite 100

Eagan, MN 55121

Attention: Chief Financial Officer

Reference is hereby made to the Exchange Agreement, dated as of [            ], 2013 (the “Exchange Agreement”), among Norcraft Companies, Inc., a Delaware corporation, and the holders of LLC Units (as defined herein) from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned LLC Unitholder hereby transfers to the Corporation the number of LLC Units set forth below in exchange for a Cash Exchange Payment to the account set forth below or for shares of Common Stock to be issued in its name as set forth below, as set forth in the Exchange Agreement.

Legal Name of LLC Unitholder:

Address:

Number of LLC Units to be Exchanged:

Cash Exchange Payment Instructions:

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Exchange Notice and to perform the undersigned’s obligations hereunder; (ii) this Exchange Notice has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the LLC Units subject to this Exchange Notice are being transferred to the Corporation free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the LLC Units subject to this Exchange Notice is required to be obtained by the undersigned for the transfer of such LLC Units to the Corporation.

The undersigned hereby irrevocably constitutes and appoints any officer of the Corporation as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to the Corporation the LLC Units subject to this Exchange Notice and to deliver to the undersigned the shares of Common Stock or cash to be delivered in Exchange therefor.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Exchange Notice to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated: